UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                October 26, 2007
                                ----------------
                Date of Report (Date of earliest event reported)


                          American Business Corporation
                          -----------------------------
               (Exact name of Registrant as specified in charter)

Colorado                            33-9640-LA                   90-0249312
----------------                 ----------------              ------------
(State or other jurisdiction     (Commission File            (IRS. Employer
 of incorporation)	          Number)	      Identification Number)

  11921 Brinley Ave., Louisville, KY                                40243
  ----------------------------------                               -------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (502) 410-6900


Item 1.03.  Bankruptcy

On October 26, 2007 the United States Bankruptcy Court, Western District of Kentucky, entered an order confirming the Company's Plan of Reorganization pursuant to Chapter 11 of the Federal Bankruptcy Code (Case No. 06-32184). Generally, the Company's Plan provides for administrative expenses of the reorganization to be paid in cash, the approved claims of creditors to be satisfied by receipt of one share of new common stock for each dollar of claim allowed, the claims of preferred shareholders to be satisfied by receipt of ten new common shares for each preferred share cancelled, and the claims of common shareholders of record on the close of business November 5, 2007, to be satisfied through the receipt of one new common share for every one hundred old common shares cancelled. The effect of the plan confirmation is to reverse-split our old common shares outstanding on a one for one hundred basis.

Prior to confirmation of the Plan, we held approximately $500 of assets and $35,000,000 of liabilities, and had outstanding 545,250 preferred shares and 69,870,517 common shares. Upon completion of the Plan, we will have no liabilities, no preferred shares outstanding and approximately 25,000,000 common shares outstanding. In addition, River Falls Financial Services, LLC, one of the Company's larger former creditors, has committed to provide us with up to $500,000 to fund our search for a profitable merger candidate.

We anticipate completing the distribution of the new common shares during November 2007.

Item 9.01.  Exhibits

2.01(a)     Plan of Reorganization

2.01(b)     Contingent Stock Purchase Agreement


                                 SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 29, 2007
                                             AMERICAN BUSINESS CORPORATION
                                             By: /s/ Anthony Russo
                                                --------------------------
                                             Name: Anthony Russo
                                             Title:    President

EXHIBIT 2.01(a)


                       UNITED STATES BANKRUPTCY COURT
                        WESTERN DISTRICT OF KENTUCKY
                            LOUISVILLE DIVISION

IN RE:	                        )
                                )
AMERICAN BUSINESS CORPORATION	)	CASE NO. 06-32184
                                )
                                )
    DEBTOR                      )

	              DEBTOR'S PLAN OF REORGANIZATION
                      -------------------------------

                     *   *   *   *   *   *   *   *   *

    American Business Corporation, the Debtor and Debtor-in-Possession (hereinafter the "Debtor"), proposes the following Plan of Reorganization (hereinafter the "Plan").

    ALL CLAIM HOLDERS ARE STRONGLY ENCOURAGED TO READ THIS PLAN AND THE RELATED DISCLOSURE STATEMENT (HEREINAFTER THE "DISCLOSURE STATEMENT") IN THEIR ENTIRETY PRIOR TO VOTING ON THE PLAN.

                                 ARTICLE I
                                 ---------

                                DEFINITIONS
                                -----------

    As used in this Plan and in the Debtor's Disclosure Statement, the following terms shall have the respective meanings set forth below, and, unless the context requires otherwise, such meanings shall be equally applicable to the singular and plural forms of the terms defined. Unless otherwise defined herein, the terms used in this Plan shall have the same meaning ascribed thereto as in the Bankruptcy Code and the Bankruptcy Rules.

    1.1 "Administrative Claim" means any Allowed Claim for payment of any cost or expense of administration of this Bankruptcy Case that has been allowed pursuant to Sections 503(b) and 507(a)(1) as entitled to priority under the Bankruptcy Code, including all fees and charges incurred pursuant to Chapter 123 of Title 28, United States Code.

    1.2 "Allowed Claim" or "Allowed Secured Claim" means any Unsecured or Secured Claim:

    (a) based on an application of a Professional Person to the extent such application is approved by a Final Order;
    (b) allowed under this Plan; or
    (c) proof of which was either timely and properly filed, deemed filed under applicable law or by reason of an order of the Court or, if no proof of claim was filed or order entered, which has been or hereafter is listed by the Debtor on its schedules filed under Section 521(1) of the Bankruptcy Code as liquidated in amount and not disputed or contingent, provided that a timely filed proof of claim shall supersede any scheduling of such Claim, and, in either case, a Claim as to which:
        (i) no objection to the allowance thereof has been timely filed on or before the Effective Date or such other applicable period of limitation as may be fixed by the Bankruptcy Code or by an order of the Court; or
        (ii) any such objection has been withdrawn pursuant to the provisions of this Plan or has been overruled by a Final Order of the Court.

    1.3 "Assets" or "Assets of the Estate" means all real and personal property of the Debtor on the Effective Date.

    1.4 "Bankruptcy Case" or "Case" means this Chapter 11 reorganization case presently pending before the United States Bankruptcy Court for the Western District of Kentucky.

    1.5  "Bankruptcy Code" or "Code" means Title 11 of the United States
Code.

    1.6 "Bankruptcy Court" or "Court" means the United States Bankruptcy Court for the Western District of Kentucky.

    1.7 "Claim" means a right to payment or to an equitable remedy as set forth in Section 101(4) of the Bankruptcy Code.

    1.8  "Claimant" means the holder of a Claim.

    1.9  "Class" means a category of holders of Claims as defined in
Section 1122 of the Bankruptcy Code.

    1.10 "Confirmation Date" or "Confirmation" means the date of entry of a Final and Non-Appealable Order confirming this Plan pursuant to Section 1129 of the Bankruptcy Code.

    1.11 "Creditor" means a Claimant that is the holder of: (a) a Claim against the Debtor that arose on or before the Petition Date: (b) a Claim against the Debtor's estate of the kind specified in Sections 502(g), 502(h), or 502(I) of the Bankruptcy Code; or (c) an Administrative Claim.

    1.12 "Debtor" means American Business Corporation.

    1.13 "Disclosure Statement" means the Disclosure Statement filed by the Debtor with the Bankruptcy Court pursuant to Section 1125 of the Bankruptcy Code, including all exhibits and annexes thereto and any amendments or modifications thereof to the extent approved by the Bankruptcy Court.

    1.14 "Disputed Claim" means any Claim that has been scheduled by the Debtor as contingent, unliquidated or disputed, or with respect to which an objection has been interposed in accordance with the Bankruptcy Code, the Bankruptcy Rules, this Plan or an order of the Bankruptcy Court.

    1.15 "Effective Date" shall mean the 30th day after the date upon which the Confirmation Order becomes a Final and Non-Appealable Order, as defined herein or, in the alternative, means the date upon which the Plan is substantially consummated, during any appeal of the Confirmation Order.

    1.16 "Estate" means the Debtor's bankruptcy estate pursuant to Section 541 of the Bankruptcy Code.

    1.17 "Final and Non-Appealable Order" shall mean an order entered by the Bankruptcy Court or any other court of competent jurisdiction (a) which has become final for purposes of 28 U.S.C. Section 158 or 28 U.S.C. Section 1291, or such analogous law or rule in the case of an order of a state court, and (b)(I) as to which the time to appeal, petition for certiorari, or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari, or other proceedings for reargument or rehearing shall then be pending, or as to which any right to appeal, petition for certiorari, move for reargument or rehearing shall then be pending, or as to which any right to appeal, petition for certiorari, move for reargument or rehearing shall have been waived in writing in form and substance satisfactory to the Plan Proponent, or (ii) in the event that an appeal, writ of certiorari, reargument or rehearing thereof has been sought which shall have been determined by the highest court to which such order was appealed, or certiorari, reargument or rehearing shall have been denied, or resulted in no modification of such order and the time to take any further appeal, petition for certiorari or move for reargument or rehearing shall have expired; provided, however, that the possibility that a motion under Rule 60 of the Federal Rules of Civil Procedure or Bankruptcy Rule 9024 or other analogous rules governing procedures in cases before the court, if not the Bankruptcy Court, may be filed with respect to such order shall not cause such order not to be a Final Order.

    1.18 "Impaired" shall mean a Claim or Interest that is impaired within the meaning of Section 1124 of the Bankruptcy Code.

    1.19 "Petition Date" means 24th day of August, 2006, the date on which this Case was filed with the United States Bankruptcy Court, Western District of Kentucky, Louisville Division.

    1.20 "Plan" means this Plan of Reorganization and any modifications or amendments thereto.

    1.21 "Professional Person" means any person or entity employed or engaged by the Debtor and entitled to compensation pursuant to
253:    Sections 326, 327, 328, 330, 331, 503(b) or 1103 of the Bankruptcy
Code.

    1.22 "Pro Rata" means, at any time, the proportion that the face amount of a Claim in a particular Class bears to the aggregate face amount of all Claims (including Disputed Claims) in such Class.

    1.23 "Secured Claim" means a Claim secured by a security interest or lien upon property of the Debtor's Estate.

    1.24 "Unsecured Claim" means a Claim against the Debtor that is neither a Secured Claim, nor a Claim entitled to priority under Section 507 of the Bankruptcy Code.

                                  ARTICLE II
                                  ----------

                        EFFECT AND SUMMARY OF THE PLAN
                        ------------------------------

    The Debtor proposes this Plan in good faith in order to create a marketable entity which shall merge with another business entity upon a future date. By restructuring the Debtor's indebtedness into equity, the creditors will benefit from the Debtor's planned acquisition or merger of
the Debtor with another entity.    The Unsecured Creditors will receive a
newly created class of common stock in the Reorganized Debtor based upon the formula set forth in the Plan. Preferred Shareholders will also receive new stock in the Reorganized Debtor in complete cancellation of their respective securities as set forth in the Plan. Finally, Equity holders of the old stock of the Debtor, existing as of the date of Confirmation, shall receive one share of stock of the Reorganized Debtor for every One Hundred
(100) shares of old stock, or any fraction thereof, cancelled by the Reorganized Debtor. Pursuant to the terms of the Plan, after confirmation, the Reorganized Debtor will amend all corporate governance documents, including, but not limited to, Articles of Incorporation (original, amended and/or restated), By-Laws (original or amended), or any other documentation necessary to create a new class of voting Common Stock with a par value of one mil ($.001) per share.

    The ultimate effect of the Plan upon confirmation by the Bankruptcy Court, will be the Reorganized Debtor (a publicly traded shell entity) having issued approximately forty million (40,000,000.00) new common shares, at $.001 par value. The Reorganized Debtor will also be capitalized in a sufficient sum to allow it to engage with a target company to merge into the core business of the target company.

                                 ARTICLE III
                                 -----------

                         TREATMENT OF ALLOWED CLAIMS
                         ---------------------------

    3.1   Administrative Claims:   The Administrative Claims of the
Reorganized Debtor shall be paid in full on the Effective Date, unless otherwise agreed to between the parties.

    3.2   Allowed Unsecured Claims:   All allowed Unsecured Claims shall
receive one share of common stock of the Reorganized Debtor for every one
(1) dollar of allowed unsecured claim as allowed on the Effective Date or thereafter by the Bankruptcy Court in complete resolution of their claim.

    3.3   Preferred Shareholder Claims:   All Preferred Shares of the
existing Debtor and Debtor in Possession including series A, B, C, D and E shall be cancelled on the Effective date and each preferred Shareholder shall receive ten (10) shares of New Common Stock of the Reorganized Debtor for every one (1) Preferred Shares of the allowed Shareholder Claim within sixty (60) days of confirmation. There shall be no fractional shares; therefore any fractional shares existing as a proportionate result of the exchange of one (1) existing shares of the Debtor for ten shares of the Reorganized Debtor shall be rounded to the next full share of the Reorganized Debtor.

    3.4   Common Shareholder Claims:   All Common Shares of the existing
Debtor and/or Debtor in Possession shall be cancelled on the Effective Date and each Common Shareholder shall receive one (1) new share of the Reorganized Debtor for every One Hundred (100) Common Shares of the allowed Shareholder Claim within sixty (60) days of confirmation. There shall be no fractional shares; therefore any fractional shares existing as a proportionate result of the exchange of One Hundred (100) old existing shares of the Debtor for one share of the Reorganized Debtor shall be rounded to the next full share of the Reorganized Debtor.

                               ARTICLE IV
                               ----------

                        THIRD PARTY OBLIGATIONS
                        -----------------------

    4.1   Claims Against Insurance Carriers:   The Plan is not intended to
affect the rights, if any, of any party to collect a Claim from or to assert a Claim against any third party providing workers compensation, general liability, or other insurance coverage for the Debtor that may exist under applicable non-bankruptcy law and any applicable contractual provisions. To the extent an allowed Claim either (i) elects not to seek compensation from applicable insurance coverage, or (ii) is not satisfied by insurance carriers as a result of deductible provisions, self-insurance limitations of coverage, or any other reason shall be treated as a Class
3.2 Unsecured Claim.

                                ARTICLE V
                                ---------

                     MEANS FOR IMPLEMENTATION OF PLAN
                     --------------------------------

    5.1   Cancellation of Stock and Issuance of Voting Common Stock and/or
Preferred Stock:   On the Effective Date new certificates representing
shares of voting Common Stock under the Plan will be issued in accordance with the terms of this Plan and shall be delivered to those persons entitled to such shares of new Common Stock in accordance with Articles 3.2, 3.3, and 3.4. of the Plan.
    5.2   Purchases of shares of stock:   ION Financial, LLC, an Unsecured
Creditor, has agreed to pay the Reorganized Debtor the sum of Five Hundred Thousand Dollars ($500,000.00) which shall also include $200,000.00 in search and management services in exchange for 15,000,000 shares of stock of the Reorganized Debtor.

    5.3   Provisions Covering Distributions:
         (a) Payments Made On The Effective Date: Payments and Distributions to be made shall be made as provided for in the Plan or as may be ordered by the Bankruptcy Court.
         (b) Method of Payment: Payments to be made in Cash pursuant to the Plan shall be made by check drawn on a domestic bank.
         (c) Payment to be Made by the Reorganized Debtor: Except as otherwise provided or specified in the Plan, Distributions of monies to be made to Administrative Claimants under the Plan shall be made by the Reorganized Debtor.

    5.4   Authority to Acquire Merge or Sell Stock:   After the Effective
Date, the Reorganized Debtor shall have all rights and authority, subject to the terms of this Plan and the applicable laws of the State of Colorado, and the Securities and Exchange Commission regulations to acquire the shares of stock or sell or merge its stock in any Agreement and Plan of

Acquisition between the Reorganized Debtor and any other company, without further approval by the Bankruptcy Court; provided, however, that both or all parties shall comply with all applicable laws.

    5.5 Other Actions to Implement Plan: All Persons shall execute all such documents and instruments and shall take all such other actions, from time to time either prior or subsequent to the Effective Date, as may be necessary, proper or advisable to implement this Plan.

                                ARTICLE VI
                                ----------

                   CLASSIFICATION OF CLAIMS AND INTERESTS
                   --------------------------------------

    6.1. Pursuant to Section 1122 of the Bankruptcy Code, all Claims against the Debtor shall be divided into Classes as follows:
    (a)  Class 3.1 shall consist of all Administrative Claims allowed under
Section 503 of the Bankruptcy Code, including but not limited to compensation and reimbursement allowed under Section 330 of the Bankruptcy Code to attorneys for Debtor, and other Professional Persons employed pursuant to Section 327 of the Bankruptcy Code and as allowed by the Court. Class 3.1 shall also include all then unpaid quarterly fees payable to the United States Trustee under 28 U.S.C. Section 1930.
    (b) Class 3.2 Unsecured Claims is estimated in an amount of $19,350,000.00.
    (c) Class 3.3 shall consist of the Preferred Stock interests in the Debtor.
    (d) Class 3.4 shall consist of the Common Stock interests in the Debtor.

    6.2   Impaired Classes.

    The claims of the creditors and interest holders in Classes 3.2 and 3.3 and 3.4 are impaired under the provisions of Section 11 24 of the Bankruptcy Code.

    6.3 Unimpaired Classes. Class 3.1 is not impaired under the provisions of Section 1124 of the Bankruptcy Code.


                                 ARTICLE VII
                                 -----------

                PROVISIONS FOR THE ASSUMPTION AND REJECTION OF
                ----------------------------------------------

                   EXECUTORY CONTRACTS AND UNEXPIRED LEASES
                   ----------------------------------------

    7.1.   Assumption of Executory Contracts.

    Any executory contract that has not been expressly rejected as of Confirmation shall be assumed pursuant to Section 365 of the Bankruptcy Code without further notice or hearing.


                                 ARTICLE VIII
                                 ------------

                             ASSETS OF THE DEBTOR
                             --------------------

    8.1. Confirmation of the Plan shall constitute a determination that, as of the Effective Date, the Assets of the Estate shall automatically be revested in the Debtor and the Debtor shall retain the Assets subject to the terms of the liens of holders of Allowed Secured Claims, if any.


                                 ARTICLE IX
                                 ----------

                  PROCEDURES FOR RESOLVING DISPUTED CLAIMS
                  ----------------------------------------

    9.1 As the Debtor has not been engage in business operations for a significant period of time, its management is acutely aware of its limited number of creditors. The only disputed claim of the Debtor is that the Michael Margolies, which will be determined by agreement or litigation. Notwithstanding the foregoing, no Claims shall be required to be filed with respect to Claims scheduled by the Debtor that have not been identified in the Debtor's Schedules as disputed, contingent or unliquidated, unless the holder of any such Claim disputes or disagrees with the amount of the Claim as scheduled by the Debtor.

    9.2. The Debtor is required to file objections to Claims in accordance with its obligations to the estate and under the applicable law. All objections to Claims shall be filed by the Debtor and served upon the holders of such Claims no later than thirty (30) days after the Effective Date. Any objection that cannot be resolved by agreement of the Debtor and the Claimant shall be determined by the Bankruptcy Court after notice and opportunity for hearing. If an objection has not been filed to a proof of claim or scheduled claim by the objection bar date as established herein, the Claim shall be treated as an Allowed Claim in the amount equal to the Claim as scheduled by the Debtor or such other amount as may be set forth on the proof of claim filed by the holder of the Claim provided the revised document is accepted by the Debtor.


                                 ARTICLE X
                                 ---------

                    ACCEPTANCE OR REJECTION OF THE PLAN:
                    -----------------------------------

            EFFECT OF REJECTION BY ONE OR MORE CLASSES OF CLAIMS
            ----------------------------------------------------

    10.1 Impaired Classes to Vote: Each impaired class of Creditors with Claims against the Debtor's estate shall be entitled to vote to accept or reject the Plan.

    10.2   Acceptance by Class of Creditors:   A Class of Creditors shall
have accepted the Plan if the Plan is accepted by at least 2/3 in amount and more than 1/2 in number of the Allowed Claims of such class that have filed a ballot voting on the Plan.

    10.3   Cramdown:   As long as one non-insider impaired class of
creditor's votes to accept the Plan, the Debtor shall request the Bankruptcy Court to confirm the Plan in accordance with Section 1129(b) of the Bankruptcy Code.


                                 ARTICLE XI
                                 ----------

                  DISCHARGE OF CLAIMS; CONTINUATION OF STAY
                  -----------------------------------------

    11.1. Upon payment of all payments required by this Plan of Reorganization, the Debtor shall have paid all sums required of them. Any sums which are not to be paid to any Creditor shall be discharged upon the Effective Date provided, however, that the Debtor shall not be discharged of their obligations and debts under this Plan of Reorganization.

    11.2. So long as the Debtor is in compliance with the provisions of this Plan, the automatic stay provided under Section
362 shall continue as to the
Debtor and the Debtor's Assets. Unless the applicable and respective agreements between the Debtor and creditors, as contemplated by the Plan, provide for a longer notice and opportunity to cure, which will continue to be applicable, any default under the Plan shall not be deemed a default unless there has been provided ten (10) days advance notice to and opportunity to cure to the Debtor, for any payment default and thirty (30) days advance notice and opportunity to cure for any non-payment default, before a default under the Plan gives rise to termination of the automatic stay. Such notice to be measured from date of receipt of notice by U.S. mail, personal delivery, or overnight courier.

    11.3 RELEASE BY HOLDERS OF CLAIMS AND INTERESTS TEMPORARY INJUNCTION. On the Effective Date, to the fullest extent permissible under applicable law, as such law may be extended or interpreted subsequent to the Effective Date, all creditors of Debtor having an Allowed Claim or Allowed Secured Claim in consideration for the obligations of the Debtor under the Plan, shall have conclusively, absolutely, unconditionally, irrevocably and forever, released the Debtor, the Debtor in Possession, and any current or prior officer, director, member employee, or other responsible person of Debtor from any claim or cause of action existing as of the Effective Date arising from, based on or relating to, in whole or in part, the subject matter of, or the transaction or event giving rise to, the claim or interest of such Allowed Claim or Allowed Secured Claim.


                                   ARTICLE XII
                                   -----------

                           RETENTION OF JURISDICTION
                           -------------------------

    12.1 Notwithstanding entry of a Confirmation Order, the Court shall retain jurisdiction over the Bankruptcy Case for the following purposes:

    (a) To consider any modifications of this Plan under Section 1127 of the Bankruptcy Code;
    (b) To determine any and all objections to the allowance of Claims or Interests;
    (c) To determine any and all pending applications for assumption or rejection of executory contracts or unexpired leases;
    (d) To determine and fix all Claims arising from the rejection of any executory contract or unexpired lease;

    (e) To hear and determine all controversies, suits and disputes that may arise in connection with the consummation, interpretation or enforcement of this Plan;
    (f) To enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, reversed, revoked or vacated;
    (g) To hear and determine all requests for compensation or reimbursement of expenses that may be made after the Confirmation Date;
    (h) To liquidate or estimate damages or determine the manner and time for such liquidation or estimation in connection with any disputed, contingent or unliquidated Claim;
    (i) To correct any defect, cure any omission or reconcile any inconsistency in the Plan or in the order of the Court confirming the Plan as may be necessary to carry out the purpose and intent of this Plan; and
    (j)    To enter a Final Order closing the Bankruptcy Case.


                                   ARTICLE XIII
                                   ------------

                                GENERAL PROVISIONS
                                ------------------

    13.1. Confirmation of the Plan shall bind the Debtor and every Creditor of the Debtor whether or not the Claim of such Creditor is impaired under the Plan and whether or not such Creditor has accepted the Plan.

    13.2. Notwithstanding any other provisions of this Plan, each Claim shall be paid only after it has been allowed in accordance with the Bankruptcy Code.

    13.3. Upon substantial consummation of the distribution which shall be upon the payment of the first distribution to the unsecured creditors without priority which are not insiders by the Debtor, the Debtor may then apply for an order closing this Bankruptcy Case. Substantial consummation shall include, among other things, the issuance and mailing by first class mail of the new shares to the record address of all the Debtor's approved Claimants. Any returns for out of date addresses shall be deposited with Debtor's transfer agent.

    13.4 The conditions precedent to confirmation of the Plan set forth in the Disclosure Statement are incorporated by reference.

    American Business Corporation, the Debtor, HEREBY STATES THAT THIS IS ITS PROPOSED PLAN OF REORGANIZATION WITH REGARD TO ITS PERSONAL CHAPTER 11 BANKRUPTCY CASE.



AMERICAN BUSINESS CORPORATION

By: /s/ Anthony R. Russo
    ---------------------------
Its: Chief Executive Officer and President

ATHERTON & ASSOCIATES, PLLC

By: /s/ Bruce D. Atherton
   -------------------------
Bruce D. Atherton
455 South Fourth Street, Suite 1450
Louisville, Kentucky 40202
(502) 595-8500
Counsel for the Debtor











                           CERTIFICATE OF SERVICE
                           ----------------------

    I do hereby certify that a true and correct copy of the foregoing was sent this 9th day of August, 2007 via electronically and via U.S. regular mail using the attached service list.

                                                    /s/ Bruce D. Atherton
                                                    ---------------------

EXHIBIT 2.01(b)


                     CONTINGENT STOCK PURCHASE AGREEMENT
                     -----------------------------------

    This Contingent Stock Purchase Agreement ("Agreement") made this 10th day of September, 2007, by and between Oxygen Unlimited II, LLC ("OX II") of 11921 Brinley Avenue, Louisville, Kentucky, 40243 and the Debtor, American Business Corporation a Debtor before this Court with its principal place of business located at 11921 Brinley Avenue, Louisville, Kentucky, 40243 ("Debtor").

    The Debtor is a Colorado corporation authorized to do business within the Commonwealth of Kentucky and having filed bankruptcy before the United States Bankruptcy Court for the Western District of Kentucky on the 31st day of August, 2006 and having proposed a Plan of Reorganization which is presently before the United States Bankruptcy Court for the Western District of Kentucky for approval; and

    The Debtor is proposing that it issue stock to its creditors and Preferred and Common Shareholders as set forth in the Plan of Reorganization with the intent of finding a target company with which to merge or otherwise acquire or be acquired; and

    Whereas OX II has agreed to finance the efforts of reorganized Debtor doing business as American Business Corporation upon the entry of a file and non-appealable order of confirmation and upon the terms and conditions set forth herein;

    Is therefore agreed as follows:

    1. OX II (and/or an affiliate) shall purchase fifteen million (15,000,000) shares of common stock for a total purchase price of five hundred thousand dollars, subject to the approval of the Board of Directors of the reorganized Debtor upon the completion of the conditions precedent set forth herein.

    2. The conditions precedent for the purchase of the Debtor's reorganized shares for the sum set forth in paragraph one (1) above, is specifically conditioned and predicated upon:

    (a) The entry of a final and non-appealable order of the United States Bankruptcy Court for the Western District of Kentucky confirming the Plan of Reorganization of the Debtor, American Business Corporation; and

    (b) The approval of any debt financing by the Debtor in the event of a failure of confirmation of the Plan of Reorganization by the Debtor.

    3. OX II shall pay the purchase price of five hundred thousand dollars ($500,000.00) in the form of actual payments to the Debtor, or on behalf of the Debtor as a Reorganized Debtor, or in the form of providing services, or causing the provision of services in locating, negotiating and effecting a transaction with a target corporation for the merger or acquisition of the Debtor with the target corporation, and providing and causing to be provided collateral services required in connection with achieving Debtor's goals of creating value for its constituents, including without limitation financial, advisory, legal, and accounting services. The Board of Directors shall determine the value of any services rendered by OX II, provided that upon the consummation of a transaction with a target corporation as contemplated herein and in Debtor's plan of reorganization, the purchase price shall be deemed to have been conclusively paid in full. In all other respects, OX II shall assure that the Debtor's rent, payroll, and day-to-day costs of doing business, including any registration and continued registration costs with the Securities Exchange Commission of the United States of America are paid.

    4. The Debtor makes no warranties to OX II in regard to the securities that are to be purchased under this Agreement.

    5. This Agreement shall be binding upon and shall upon and inure to the benefit of the parties, their legal representatives, and their assigns.

    A witness whereof, the parties have signed this Agreement subject to the approval of the United States Bankruptcy Court and the conditions precedent set forth herein.




OXYGEN UNLIMITED II, LLC

BY:  River Falls Financial Services, LLC, Manager


By:  /s/ W. Anthony Huff
     ---------------------------------
     W. Anthony Huff, Executive VP




AMERICAN BUSINESS CORPORATION

BY:  /s/ Anthony R. Russo
     ---------------------------------
     Anthony R. Russo, President

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